Exhibit 99.3

EXECUTION COPY

VOTING AGREEMENT

VOTING AGREEMENT, dated as of May 24, 2007 (this “Agreement”), among Tata Limited, a company organized under the laws of England and Wales (“Tata”), Tata Tea (GB) Investments Limited, a company organized under the laws of England and Wales and a wholly-owned subsidiary of Tata Tea (GB) Limited (“TTGBI” and, together with Tata, the “Tata Entities”), and The Coca-Cola Company, a corporation organized under the laws of the State of Delaware (“TCCC”).

WHEREAS, TCCC, Mustang Acquisition Company, LLP, a Delaware limited liability partnership and a wholly-owned subsidiary of TCCC (“Merger Sub”), and Energy Brands Inc., a corporation organized under the laws of the State of New York (the “Company”), are parties to that certain Agreement and Plan of Merger, dated as of May 24, 2007 (the “Merger Agreement”; except as otherwise defined herein, terms defined in the Merger Agreement are used herein as therein defined);

WHEREAS, following the consummation of the Merger, TTGBI and Tata will be the record and beneficial owners of a number of shares of common stock, par value $.01 per share, of the Surviving Corporation in the Merger “EBI Common Stock”) set forth in Exhibit A hereto (the “EBI Shares”);

WHEREAS, concurrently with the execution of this Agreement the Tata Entities and Tata Tea (GB) Limited, are entering into a Put and Call Option Agreement with TCCC (the “Put/Call Agreement”); and

WHEREAS, as a condition to TCCC’s willingness to enter into the Roll-Over Agreement and the Put/Call Agreement, TCCC and Merger Sub have required that each of the Tata Entities agree to grant TCCC certain rights with respect to the EBI Shares upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                                       Definitions.  For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

2.                                       Representations of Tata Entities.

(a)                                  Each Tata Entity hereby represents and warrants to TCCC as follows:

(i)                                     Organization, Authority and Qualification.  Each Tata Entity is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all necessary power and authority to enter into this Agreement, and to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by each Tata Entity, the performance by each Tata Entity of its obligations hereunder and the consummation by each Tata Entity of the transactions contemplated hereby have been duly authorized by all requisite action on the part of each Tata Entity.  This Agreement has been duly executed and delivered by each Tata Entity, and (assuming due authorization, execution and delivery by TCCC) this Agreement constitutes a legal, valid and binding obligation of each Tata Entity enforceable against each Tata Entity in accordance with its terms.

(ii)                                  Ownership of the Shares.  At the Effective Time, each Tata Entity will be at the record and beneficial owner of the EBI Shares set forth on Exhibit A, free and clear of all Encumbrances, except as otherwise contemplated by this Agreement and the Put/Call Agreement.

(iii)                               No Conflict.  The execution, delivery and performance of this Agreement by each Tata Entity do not and will not (a) violate, conflict with or result in the breach of any of the organizational documents of either Tata Entity, (b) conflict with or violate any law, rule or regulation or Governmental Order applicable to either Tata Entity or any of the assets, properties or businesses of either Tata Entity, or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the EBI Shares or on any of the assets or properties of, or result in the creation of any rights with respect to the securities of, either Tata Entity pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which either Tata Entity is a party or by which any of the Shares or any of such assets or properties is bound or affected.

3.                                       Agreement to Vote EBI Shares; Irrevocable Proxy.

(a)                                  During the period commencing at the Effective Time and continuing until the termination of this Agreement in accordance with its terms, each Tata Entity agrees to: (i) appear (in person or by proxy) at any annual or special meeting of the stockholders of the Company for the purpose of obtaining a quorum; and (ii) vote or cause to be voted (or, if requested, execute proxies), or execute a written consent or consents if stockholders of the Company are requested to vote their shares through the execution of an action by written consent in lieu of any such annual or special meeting of stockholders of the Company, in either case with respect to all of the EBI Shares owned by such Tata Entity in accordance with the written instructions of TCCC.

(b)                                 Effective as of the Effective Time, in furtherance of the covenants set forth in Sections 3(a) hereof, each Tata Entity hereby revokes any proxies previously granted with respect to any EBI Shares and appoints TCCC, and any individual who shall be designated by TCCC, with full power of substitution and resubstitution, as attorney-in-fact and proxy of the undersigned to attend any and all meetings of stockholders (and any adjournments or postponements thereof) of the Company, to vote all EBI Shares owned by such Tata Entity in such manner as TCCC may deem appropriate.  This proxy shall be deemed to be a proxy coupled with an interest and is irrevocable during the term of this Agreement to the fullest extent permitted  by law, and except that such proxy shall terminate upon the termination of this Agreement.  Each Tata Entity authorizes such attorney and proxy to substitute any other Person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of the Company.

4.                                       Representations of TCCC.  TCCC hereby represents and warrants to each Tata Entity that:

(a)                                  Organization, Authority and Qualification.  TCCC is duly organized, validly existing and in good standing under the laws of Delaware and has all necessary power and authority to enter into this Agreement, and to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by TCCC, the performance by TCCC of its obligations hereunder and the consummation by TCCC of the transactions contemplated hereby have been duly authorized by all requisite action on the part of TCCC.  This Agreement has been duly executed and delivered by TCCC, and (assuming due authorization, execution and delivery by each Tata Entity) this Agreement constitutes a legal, valid and binding obligation of TCCC enforceable against TCCC in accordance with its terms.

(b)                                 No Conflict.  The execution, delivery and performance of this Agreement by TCCC do not and will not (a) violate, conflict with or result in the breach of any provision of the certificate of incorporation of TCCC, (b) conflict with or violate any law, rule or regulation or Governmental Order applicable to TCCC or any of its assets, properties or businesses, or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the EBI Shares or on any of the assets or properties of, or result in the creation of any rights with respect to the securities of, TCCC pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which TCCC is a party or by which TCCC or any of such assets or properties is bound or affected.

5.                                       Expenses.  Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by them or on their behalf in connection with the transactions contemplated hereunder, including fees and expenses of their own financial consultants, investment bankers, accountants and counsel.

6.                                       Successors and Assigns.  This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors, assigns, heirs and devises, as applicable; and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.  This Agreement shall not be assignable without the written consent of the other party hereto, except that TCCC may assign, in its sole discretion, all or any of its rights, interests and obligations hereunder to any of its Affiliates (it being agreed that no such assignment shall relieve the assignor from any of its obligations under this Agreement).

7.                                       Termination.  This Agreement will terminate automatically, without any action on the part of any party hereto, on the earlier of (i) notice by TCCC to Tata Entities, or (ii) the date on which the Tata Entities cease to own any EBI Common Stock.

8.                                       Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

9.                                       Governing Law; Jurisdiction; Venue; Waiver of Jury Trial.

(a)                                  This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed in that State. All claims, actions, suits, or proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any New York federal court sitting in the Borough of Manhattan of The City of New York; provided, however, that if such federal court does not have jurisdiction over such claim, action, suit, or proceeding, such claim, action, suit, or proceeding shall be heard and determined exclusively in any New York state court sitting in the Borough of Manhattan of The City of New York.  Consistent with the preceding sentence, the parties hereto hereby (a) submit to the exclusive jurisdiction of any federal or state court sitting in the Borough of Manhattan of The City of New York for the purpose of any claim, action, suit or proceeding arising out of or relating to this Agreement brought by any party hereto and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such claim, action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution, that the claim, action, suit or proceeding is brought in an inconvenient forum, that the venue of the claim, action, suit or proceeding is improper, or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above named courts.

(b)                                 Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated by this Agreement.  Each of the parties hereto hereby (a) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it has been induced to enter into this Agreement and the transactions contemplated by this Agreement, as applicable, by, among other things, the mutual waivers and certifications in this Section 9.

10.                                 Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10):

(a)                                  if to a Tata Entity:

The Tetley Group Limited

325 Oldfield Lane North

Greenford, Middlesex

UB6 OAZ, United Kingdom

Attention: Daniel Barlow

Fax: +44 208 575 2508

with copies to:

The Tetley Group Limited

325 Oldfield Lane North

Greenford, Middlesex

UB6 OAZ, United Kingdom

Attention:  L. Krishna Kumar

Fax: +44 208 338 4414

with copy to:

Shearman & Sterling

599 Lexington Avenue

New York, New York 10022

Attention: Stephen M. Besen

Fax: 212-848-7179

(b)                                 if to TCCC:

The Coca-Cola Company

One Coca-Cola Plaza

Atlanta, Georgia 30313

Attention: Chief Financial Officer

Fax: 404-676-8621

with copies to:

The Coca-Cola Company

One Coca-Cola Plaza

Atlanta, Georgia 30313

Attention: General Counsel

Fax: 404-515-2546

and

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036-6522

Attention: Martha E. McGarry

 Sean C. Doyle

Fax:  (212) 735-2000

11.                                 Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement.  If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this

                                                Agreement and the application of that provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction.

12.                                 Waiver.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

13.                                 Modification.  This Agreement may not be amended except by an instrument in writing signed by each of the parties to this Agreement.

14.                                 Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall be one and the same agreement.  This Agreement shall become effective when each party to this Agreement shall have received counterparts signed by all of the other parties.

15.                                 Headings.  The headings in this Agreement are for reference only and shall not affect the meaning or interpretation of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

THE COCA-COLA COMPANY

By:	/s/ Muhtar Kent
Name: Muhtar Kent
Title: President and Chief
Operating Officer

Tata Entities:

TATA TEA (GB) INVESTMENTS LIMITED

By:	/s/ R. K. Krishna Kumar
Name: R. K. Krishna Kumar
Title: Director

TATA LIMITED

By:	/s/ F. K. Kavarana
Name: F. K. Kavarana
Title: Director

Exhibit A

OWNERSHIP OF EBI SHARES

Tata Entity	EBI Shares Owned at the Effective Time

TATA TEA (GB) INVESTMENTS LIMITED	3,269,258

TATA LIMITED	653,851

A-1